EXHIBIT 99.1

          NEITHER THIS PROMISSORY NOTE NOR ANY OF THE OBLIGATIONS EVIDENCED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS PROMISSORY NOTE NOR ANY OF THE OBLIGATIONS EVIDENCED HEREBY MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM EVIDENCED BY A LEGAL OPINION SATISFACTORY TO THE BORROWER.

          PAYMENT ON THIS NOTE IS SUBJECT TO THE PROVISIONS OF A
          CERTAIN SUBORDINATION AGREEMENT ENTERED INTO AMONG EMERGENT ASSET BASED LENDING, L.L.C., LC CAPITAL PARTNERS, LP AND COMPUTONE CORPORATION ON JUNE 28, 2000.



$2,500,000                                                         June 28, 2000

                                 PROMISSORY NOTE

                               Alpharetta, Georgia

     1. General

     FOR VALUE RECEIVED, Computone Corporation, a Delaware corporation (the "Borrower"), promises to pay to the order of LC Capital Partners, LP, a Delaware limited partnership, or its assigns ("Holder"), at the office of the Holder at 730 Fifth Avenue, New York, New York 10019 or such other place as Holder may designate in writing at least three business days prior to the date fixed for such payment, the entire principal sum of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000), together with interest thereon, on the earlier of
(i) December 13, 2001, or (ii) the occurrence of an Event of Default hereunder (collectively, the "Maturity Date"), at which time all principal and any accrued and unpaid interest thereon shall be due and owing.

     This Note shall accrue interest from the date hereof at the rate of eleven percent (11%) per annum fixed, payable quarterly in arrears commencing June 30, 2000 and on each September 30, December 31, March 31 and June 30 thereafter (or the Maturity Date, if earlier). Upon the occurrence of an Event of Default (as defined herein), all amounts owing under this Note shall become immediately due and payable, and interest shall accrue thereon at the interest rate of eleven percent (11%) per annum until the entire principal balance of this Note and all interest accrued hereon shall have been paid in full. Payment of this Note may be enforced by suit or other process of law. This Note may be prepaid prior to maturity without penalty twelve (12) months from the date of issue in an amount equal to the principal amount hereof plus interest thereon to the date of prepayment.


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     All payments hereunder shall be payable in lawful money of the United
States.

     2. Subordination.

     This Note shall be subordinated in right of payment only to Borrower's $2 million revolving line of credit with Emergent Business Capital Asset Based Lending, Inc. Except as provided in this Section 2, this Note shall be senior in right of payment to any other indebtedness incurred by Borrower and any debt securities issued by Borrower, and the documents evidencing any such other indebtedness and any such debt securities shall contain subordination provisions approved in writing by the Holder.

     3. Remedies

          3.1 Events of Default Defined. The Borrower shall be in default hereunder upon the occurrence of any of the following events of default ("Events of Default"): (i) the failure by the Borrower to make any payment when due hereunder, and such failure shall have continued for a period of thirty (30) days; (ii) the commencement by the Borrower of voluntary case in a bankruptcy or insolvency proceeding, or the entry of a decree or order by a court of competent jurisdiction adjudicating the Borrower a bankrupt, or the appointment of a receiver or trustee of the Borrower upon the application of any creditor in an insolvency or bankruptcy proceeding or other creditor's suit; (iii) a petition for reorganization, liquidation or arrangement shall be filed against the Borrower under the Federal bankruptcy laws and such petition shall not have been dismissed within thirty (30) days after it was filed; (iv) an assignment for the benefit of creditors by the Borrower; (v) the occurrence of any event of default under the terms of any indebtedness of the Borrower for borrowed money in excess of $50,000; (vi) the existence of any final, non-appealable judgment on any other note or debt instrument of the Borrower or any final, non-appealable judgment in excess of $50,000 against, or any attachment of material property, of the Borrower; (vii) the breach of any representation, warranty or covenant of Borrower contained in this Note, in the Purchase Agreement contemplated by
Section 3.3 below, or in the Warrant of even date herewith issued by the Borrower to the Holder, and, if such breach is capable of cure, the failure of Borrower to cure such breach within a period of thirty (30) days; or (viii) the breach by any subsidiary of the Borrower of any representation, warranty or covenant of such subsidiary contained in the Guaranty issued by such subsidiary in favor of the Holder.

          3.2 Enforcement Costs. If any payment owing under this Note is not paid when due, whether at maturity or by acceleration or otherwise, the Borrower agrees to pay all reasonable costs of collection, and such costs shall include, without limitation, all costs, attorneys' fees and expenses incurred by Holder hereof in connection with any insolvency, bankruptcy, reorganization, arrangement or similar proceedings involving Borrower, or

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involving any endorser or guarantor hereof, which in any way affects the exercise by Holder hereof of its rights and remedies under this Note.

          3.3 Security. This Note is secured by a lien on all assets of the Borrower pursuant to the provisions of a certain Purchase Agreement bearing even date herewith executed by Borrower in favor of Holder.

          3.4 Remedies not Waived. No delay on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereto, and no single or partial exercise by Holder of any right or remedy shall preclude the further exercise thereof or the exercise of any other right or remedy.

          3.5 Other. The Borrower hereby waives presentment, demand, protest, notice of protest, dishonor and non-payment of this Note and all notices of every kind, and agrees that its liability hereunder shall be unconditional.

     4. Certain Restrictive Covenants. The Borrower hereby covenants and agrees that from the date hereof and until satisfaction in full of its obligations under this Note the Borrower shall not, and shall not permit any of its subsidiaries to, do any one or more of the following without first obtaining the written consent of the Holder: (i) sell, transfer, grant any lien on or option or other right with respect to, or otherwise dispose of all or any material part of its assets or any significant product line; (ii) incur any future debt except for trade accounts payable (not evidenced by any note or other instrument) incurred in the ordinary course of business; (iii) declare or pay (other than to the Borrower) cash dividends on, make any other distribution in respect of, or redeem, repurchase or otherwise acquire its issued and outstanding stock; (iv) enter into or effect any merger, consolidation, share exchange, reclassification, recapitalization, reorganization or other transaction of like effect; provided, however, that this covenant shall not prohibit the transaction contemplated by the Agreement and Plan of Merger among Computone Corporation, New Computone Corporation, Multi-User Solutions, Ltd. and Darrin S. Sherrill and John H. Gardner, Jr. dated April 12, 2000; or (v) purchase, invest in, or make any loan in the nature of an investment in the stocks, bonds, notes or other securities or evidence of indebtedness of any person, or make any loan or advance to or for the benefit of any person except for (a) short-term obligations of the Treasury of the United States of America; (b) certificates of deposit issued by banks with shareholders' equity of at least $100,000,000; (c) repurchase agreements not exceeding 29 days in duration issued by banks with shareholders' equity of at least $100,000,000; (d) notes and other instruments generally known as "commercial paper" which arise out of current transactions, which have maturities at the time of issuance thereof not exceeding nine months and which have, at the time of such purchase, investment or other acquisition, the highest credit rating of Standard & Poor's Corporation or Moody's Investors Service, Inc.

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     5. Successors and Assigns. The terms "Borrower" and "Holder" shall be construed to include their respective successors, subsequent holders and permitted assigns.

     6. Severability. Any provision of this Note that is held to be inoperative, unenforceable, voidable or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions of this Note in such jurisdiction, or such provision in any other jurisdiction, and to this end the provisions of this Note are declared to be severable.

     7. Captions. The descriptive headings of the various Sections or parts of this Note are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     8. Governing Law. This Note shall be governed by, and construed in accordance with, the law of the State of Delaware without giving effect to such state's conflicts of law provisions. Each of the parties hereto irrevocably consents to the jurisdiction and venue of the federal and state courts located in the State of Delaware.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the Borrower has caused this Note to be executed by its duly authorized officer as of the date first above written.

                                         COMPUTONE CORPORATION


                                         By: /s/ Perry J. Pickerign
                                             --------------------------------
                                             Perry J. Pickerign, President


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